UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2004

Russ Berrie and Company, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-8681	22-1815337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Bauer Drive, Oakland, New Jersey 07436
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 337-9000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 22, 2004, Russ Berrie and Company, Inc. (the “Company”) filed a Current Report on Form 8-K with respect to the communication of the purchase by the Company of all outstanding equity interests in Kids Line, LLC (the “Kids Line 8-K”).  At that time, the Company stated in the Kids Line 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date of that filing.  By this amendment to the Kids Line 8-K, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

The following financial statements of Kids Line, LLC are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K/A, and are incorporated herein by reference thereto:

•                  Report of McGladrey & Pullen, LLP

•                  Consolidated Balance Sheets as of December 31, 2003 (audited) and September 30, 2004 (unaudited)

•                  Consolidated Statements of Income for the year ended December 31, 2003 (audited) and nine months ended September 30, 2004 (unaudited) and September 30, 2003 (unaudited)

•                  Consolidated Statements of Comprehensive Income for the year ended December 31, 2003 (audited) and nine months ended September 30, 2004 (unaudited) and September 30, 2003 (unaudited)

•                  Consolidated Statements of Members Equity for the year ended December 31, 2003 (audited) and for the nine months ended September 30, 2004 (unaudited)

•                  Consolidated Statements of Cash Flows for the year ended December 31, 2003 (audited) and nine months ended September 30, 2004 (unaudited) and September 30, 2003 (unaudited)

•                  Notes to Consolidated Financial Statements

(b)                                 Pro forma financial information.

The following unaudited pro forma financial information of the Company and Kids Line, LLC is filed herewith as Exhibit 99.2 to this Current Report on From 8-K/A, and is incorporated herein by reference thereto:

•                  Unaudited Pro forma Combined Balance Sheet as of September 30, 2004

•                  Unaudited Pro forma Combined Statement of Operations for the year ended December 31, 2003

•                  Unaudited Pro forma Combined Statement of Operations for the nine months ended September 30, 2004

•                  Notes to the unaudited Combined Proforma financial statements

(c)                                  Exhibits.

The following exhibits are filed with this report:

Exhibits

23.1                           Consent of McGladrey  & Pullen, LLP

99.1                           Kids Line, LLC Financial Statements

•                  Report of McGladrey & Pullen, LLP

•                  Consolidated Balance Sheets as of December 31, 2003 (audited) and September 30, 2004 (unaudited)

•                  Consolidated Statements of Income for the year ended December 31, 2003 (audited) and nine months ended September 30, 2004 (unaudited) and September 30, 2003 (unaudited)

•                  Consolidated Statements of Comprehensive Income for the year ended December 31, 2003 (audited) and nine months ended September 30, 2004 (unaudited) and September 30, 2003 (unaudited)

•                  Consolidated Statements of Members Equity for the year ended December 31, 2003 (audited) and for the nine months ended September 30, 2004 (unaudited)

•                  Consolidated Statements of Cash Flows for the year ended December 31, 2003 (audited) and nine months ended September 30, 2004 (unaudited) and September 30, 2003 (unaudited)

•                  Notes to Consolidated Financial Statements

99.2                           Unaudited Pro Forma Combined Financial Statements

•                  Unaudited Pro forma Combined Balance Sheet as of September 30, 2004

•                  Unaudited Pro forma Combined Statement of Operations for the year ended December 31, 2003

•                  Unaudited Pro forma Combined Statement of Operations for the nine months ended September 30, 2004

•                  Notes to the unaudited Combined Proforma financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2005	RUSS BERRIE AND COMPANY, INC.

	By:	/s/ John D. Wille
John D. Wille
Vice President and
Chief Financial Officer

Exhibit Index

23.1                           Consent of McGladrey & Pullen, LLP

99.1                           Kids Line, LLC Financial Statements

•                  Report of McGladrey & Pullen, LLP

•                  Consolidated Balance Sheets as of December 31, 2003 (audited) and September 30, 2004 (unaudited)

•                  Consolidated Statements of Income for the year ended December 31, 2003 (audited) and nine months ended September 30, 2004 (unaudited) and September 30, 2003 (unaudited)

•                  Consolidated Statements of Comprehensive Income for the year ended December 31, 2003 (audited) and nine months ended September 30, 2004 (unaudited) and September 30, 2003 (unaudited)

•                  Consolidated Statements of Members Equity for the year ended December 31, 2003 (audited) and for the nine months ended September 30, 2004 (unaudited)

•                  Consolidated Statements of Cash Flows for the year ended December 31, 2003 (audited) and nine months ended September 30, 2004 (unaudited) and September 30, 2003 (unaudited)

•                  Notes to Consolidated Financial Statements

99.2                           Unaudited Pro Forma Combined Financial Statements

•                  Unaudited Pro forma Combined Balance Sheet as of September 30, 2004

•                  Unaudited Pro forma Combined Statement of Operations for the year ended December 31, 2003

•                  Unaudited Pro forma Combined Statement of Operations for the nine months ended September 30, 2004

•                  Notes to the unaudited Combined Proforma financial statements